UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Ameren Illinois Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of each of Ameren Corporation (“Ameren” or the “Company”), Union Electric Company d/b/a Ameren Missouri (“Ameren Missouri”) and Ameren Illinois Company d/b/a Ameren Illinois (“Ameren Illinois”) held on April 24, 2012 (each, its respective “Annual Meeting”), the matters listed below were submitted to a vote of its respective shareholders.

Item (1): Election of Directors

Ameren

Ameren shareholders elected the eleven nominees named in the definitive proxy statement relating to the Annual Meeting to serve as directors until Ameren’s next annual meeting of shareholders in 2013 and until their respective successors have been duly elected and qualified. Information as to the vote on each director standing for election is provided below:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Stephen F. Brauer	155,939,393	5,691,752	—	37,211,702
Catherine S. Brune	157,918,673	3,712,472	—	37,211,702
Ellen M. Fitzsimmons	156,005,228	5,625,917	—	37,211,702
Walter J. Galvin	157,864,615	3,766,530	—	37,211,702
Gayle P.W. Jackson	159,095,170	2,535,975	—	37,211,702
James C. Johnson	156,701,458	4,929,687	—	37,211,702
Steven H. Lipstein	156,464,185	5,166,960	—	37,211,702
Patrick T. Stokes	156,543,426	5,087,719	—	37,211,702
Thomas R. Voss	156,452,213	5,178,932	—	37,211,702
Stephen R. Wilson	157,067,215	4,563,930	—	37,211,702
Jack D. Woodard	156,704,775	4,926,370	—	37,211,702

Ameren Missouri

At Ameren Missouri’s annual meeting of shareholders held on April 24, 2012, the following individuals (comprising Ameren Missouri’s full Board of Directors) were elected to serve until the next annual meeting of shareholders in 2013 and until their respective successors have been duly elected and qualified: Warner L. Baxter, Daniel F. Cole, Adam C. Heflin, Martin J. Lyons, Jr., Richard J. Mark, Charles D. Naslund and Gregory L. Nelson. Each individual received 102,123,834 votes for election and no withheld votes, abstentions or broker non-votes.

Ameren Illinois

At Ameren Illinois’ annual meeting of shareholders held on April 24, 2012, the following individuals (comprising Ameren Illinois’ full Board of Directors) were elected to serve until the next annual meeting of shareholders in 2013 and until their respective successors have been duly elected and qualified: Scott A. Cisel, Daniel F. Cole, Martin J. Lyons, Jr., Michael L. Moehn and Gregory L. Nelson. Each individual received 25,452,373 votes for election and no withheld votes, abstentions or broker non-votes.

Item (2): Advisory Approval of Executive Compensation

Ameren shareholders approved, on an advisory basis, the compensation of certain executives as disclosed in the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures in the definitive proxy statement relating to the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,852,598	9,298,728	2,479,819	37,211,702

Item (3): Ratification of the Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2012

Ameren shareholders ratified the appointment of PricewaterhouseCoopers LLP as Ameren’s independent registered public accounting firm for the fiscal year ending December 31, 2012, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
194,007,235	3,757,666	1,077,946	—

Item (4): Shareholder Proposal Relating to Report on Coal Combustion Waste

Ameren shareholders did not approve a shareholder proposal requesting that Ameren’s Board of Directors prepare a report on coal combustion waste as described in the definitive proxy statement relating to the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,910,643	122,649,466	24,071,036	37,211,702

Item (5): Shareholder Proposal Relating to Report on Coal-Related Costs and Risks

Ameren shareholders did not approve a shareholder proposal requesting that Ameren’s Board of Directors prepare a report on coal-related costs and risks as described in the definitive proxy statement relating to the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,486,550	123,129,056	24,015,539	37,211,702

Item (6): Shareholder Proposal Relating to Assessment and Report on Greenhouse Gas and Other Air Emissions Reductions Through Customer Energy Efficiency and Renewable Energy Programs

Ameren shareholders did not approve a shareholder proposal requesting that a committee of independent directors of Ameren’s Board of Directors assess and prepare a report on actions the Company is taking or could take to build shareholder value and reduce greenhouse gas and other air emissions through customer energy efficiency and renewable energy programs as described in the definitive proxy statement relating to the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,282,967	122,810,471	24,537,707	37,211,702

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

AMEREN ILLINOIS COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

Date: April 25, 2012